UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023 (March 3, 2023)

THE HEALING COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

135 W. 50th Street 2nd Floor, New York, New York	10020
(Address of principal executive offices)	(Zip code)

+1 866-241-0670

(Registrant’s telephone number, including area code)

______________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of The Healing Company Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on March 7, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the Company’s acquisition of certain assets and liabilities of Chopra Global LLC, which we refer to as the “Chopra Global LLC Standalone Licensing, Product and Digital Business”. This Amendment No. 1 on Form 8-K/A is being filed by the Company solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Form 8-K, including the required audited financial statements of the Chopra Global LLC Standalone Licensing, Product and Digital Business and the related required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Form 8-K remain unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired:

In accordance with Item 9.01(a), the audited statements of revenues and direct expenses and the statements of net liabilities assumed of the Chopra Global LLC Standalone Licensing, Product and Digital Business as of and for the years ended December 31, 2022 and 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information:

In accordance with Item 9.01(b), the unaudited pro forma condensed consolidated statement of operations and comprehensive loss and balance sheet for and as of the six months ended December 31, 2022, and the unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended June 30, 2022, giving effect to the Chopra Global LLC Standalone Licensing, Product and Digital Business acquisition, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The following exhibits are filed with this Current Report on Form 8-K:/A

Exhibit Number	Description

99.1

Audited statements of revenues and direct expenses and the statements of net liabilities assumed of Chopra Global LLC Standalone Licensing, Product and Digital Business as of and for the years ended December 31, 2022 and 2021.

99.2

Unaudited pro forma condensed consolidated statement of operations and comprehensive loss and balance sheet for and as of the six months ended December 31, 2022, and the unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended June 30, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

Date: August 25, 2023	/s/ Simon Belsham
Simon Belsham
Chief Executive Officer

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